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                                                                  Exhibit 10.7

                         WORK MANAGEMENT SOLUTIONS, INC.

                      RESTRICTED STOCK AND VOTING AGREEMENT

      AGREEMENT made as of this 10th day of April, 1997, between Work Management Solutions, Inc., a Delaware corporation (the "Company"), LRF Investments, Inc. ("LRF"), Echo Services, Inc. ("Echo") (LRF and Echo hereinafter collectively referred to herein as the "Investors"), and Stephen M. Grange (the "Stockholder").

                                   WITNESSETH:

      WHEREAS, the above-named purchaser of shares of Common Stock, par value $.01 per share (the "Common Stock") of the Company is serving, and will henceforth serve, as an employee and officer with the Company;

      WHEREAS, the Company and the Investors wish for the Stockholder to have a proprietary interest in the Company's financial success and the Company wishes to sell to such Stockholder 505,159 shares of the Company's authorized, but unissued, Common Stock (the "Restricted Shares"); and

      WHEREAS, one of the conditions to the sale of Common Stock to the Stockholder and to John J. Lucas, another employee and principal officer (Mr. Grange, together with Mr. Lucas, referred to herein as the "Stockholders") is the execution of a voting agreement relating to cooperation between the Stockholders and the Investors, with respect to certain significant transactions undertaken by the Company;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1 -- ACQUISITION OF SHARES

      1.1(a) Surrender and Cancellation. As a condition to the opportunity to purchase shares hereunder, the Stockholder is contemporaneously surrendering for cancellation all existing stock option agreements previously awarded to him, consisting of grants for 25,000 shares awarded on December 17, 1990 and June 15, 1990, respectively. The Stockholder hereby authorizes the Company to reflect such cancellation on the Company's option ledger.

      1.1(b) Purchase of Shares. The Stockholder represents and warrants to the Company that the Stockholder has no present equity, or claims to equity, contingent or otherwise, in the Company, other than the Restricted Shares being purchased hereunder. Contemporaneously with the execution of this Agreement, Stockholder is purchasing the Restricted Shares, subject to the terms and conditions set forth in this Agreement, at a purchase price of $.01 per Restricted Share ("Purchase Price"), such amount representing
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the fair market value of such shares on the date hereof. The aggregate purchase price for the Restricted Shares is being paid by the Stockholder by check payable to the order of Work Management Solutions, Inc. or such other method as may be acceptable to the Company. Upon receipt of payment by the Company for the Restricted Shares, the Company shall issue to the Stockholder one or more certificates in the name of the Stockholder for that number of Restricted Shares being purchased.

      1.2 Investment Representations. The Stockholder represents, warrants and covenants as follows:

            (a) The Stockholder is acquiring the Restricted Shares for his own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Restricted Shares in violation of the Securities Act of 1933, as amended (the "Securities Act"), or any rule or regulation under the Securities Act.

            (b) He has had such opportunity as he has deemed adequate to obtain from representatives of the Company such information as is necessary to permit him to evaluate the merits and risks of an investment in the Company.

            (c) He has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in an investment in the Restricted Shares and to make an informed investment decision with respect to such investment.

            (d) He can afford the complete loss of the value of the Restricted Shares and is able to bear the economic risk of holding such Restricted Shares for an indefinite period.

            (e) He understands that (i) the Restricted Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act; (ii) the Restricted Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Restricted Shares under the Securities Act;
(v) the Restricted Shares are also subject to certain contractual restrictions on transfer contained in Article 2 of this Restricted Stock and Voting Agreement; and (vi) all certificates representing such Restricted Shares shall bear a legend in the form described in Section 4.5 hereof.
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ARTICLE 2 -- COMPANY REPURCHASE RIGHT; RIGHTS OF FIRST REFUSAL

      2.1 Repurchase Option; Vesting Resulting from Lapse of Time and Other Events.

            (a) The Company shall retain the right, under certain circumstances and as hereinafter set forth, to repurchase any or all of the Restricted Shares (the "Repurchase Option") from the Stockholder or his valid transferees (as defined in and pursuant to Section 2.5 herein), at the original Purchase Price (the "Option Price") until such time as a portion or all of the Restricted Shares shall become Vested Shares (as defined below).

            (b) During the period beginning with the date hereof and ending on December 31, 1998: (i) if there has occurred a Trigger Event in which the Minimum Liquidation Value has been achieved (as such terms are defined in subsections 2.4(d) and 2.9 hereof), and the Stockholder remains at the time of the Trigger Event in the employ of the Company, then the Company's Repurchase Option shall immediately expire with respect to 252,579 Restricted Shares and also to such additional number of Restricted Shares as shall have vested in the Stockholder pursuant to subsection 2.9: or (ii) if no such Trigger Event has occurred within such two year period, and the Stockholder remains in the employ of the Company on the second anniversary of the date hereof, then the Company's Repurchase Option shall immediately expire with respect to 252,579 Restricted Shares and shall remain applicable to the balance of the Stockholder's Restricted Shares; or (iii) if prior to the occurrence of a Trigger Event in which the Minimum Liquidation Value has been achieved, and if the Stockholder shall (A) die, or (B) suffer a permanent Disability (as hereinafter defined) or
(C) be terminated other than For Cause (as hereinafter defined), then the Company's Repurchase Option shall immediately expire with respect to 252,579 Restricted Shares. Implicit in the foregoing is the construct that if the Stockholder ceases to be employed by the Company prior to the second anniversary of the date hereof because the Stockholder voluntarily ceases his employment relationship with the Company, or is terminated For Cause, then the Company shall retain its Repurchase Option with respect to all of the Restricted Shares.

            (c) For purposes of this Agreement, "Disability" shall mean that an independent medical doctor (selected by the Company's health insurance carrier or disability insurer) has certified that the Stockholder has for three (3) months, consecutive or nonconsecutive, in any twelve (12) month period, been disabled in a manner which seriously interferes with his ability to perform his responsibilities as an employee of the Company. For purposes of this Agreement, "For Cause" shall mean the determination by the Company or the Company's Board of Directors that any one or more of the following has occurred: (i) the Stockholder has committed an act of fraud, embezzlement, misappropriation or breach of fiduciary duty against the Company, ii) the Stockholder shall have been convicted by a court of competent jurisdiction of, or pleaded guilty or nolo contendere to, any felony or any misdemeanor (other than minor traffic violations or crimes not involving a criminal intent), (iii) the Stockholder shall have failed to perform
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the duties incident to his employment with the Company on a regular basis or the
Stockholder has been chronically absent from work (excluding vacations, illnesses, or leaves of absence approved by the Company's Board of Directors), and such failure or absence shall have continued for a period of thirty (30) days after written notice to the Stockholder specifying such failure or absence in reasonable detail, (iv) the Stockholder has refused, after explicit written notice, to obey any lawful resolution of the of or direction by the Company's Board of Directors which is consistent with the duties incident to his employment, (v) the Stockholder shall have engaged in the unlawful use including being under the influence or possession of illegal drugs on the Company's premises, or (vi) the Stockholder shall have materially breached any of the provisions of this Agreement or any other agreements of employment or otherwise, between the Stockholder and the Company which have been entered into on the date of this Agreement, as such agreements are amended from time to time and in effect, on the date of such breach, or any other agreements between the Stockholders and the Company entered into after the hereof and in effect on the date of such breach.

      2.2 Exercise of Repurchase Option and Closing.

            (a) The Company may exercise the Repurchase Option on the Restricted Shares by delivering or mailing to the Stockholder (or his estate), in accordance with Section 4.7, written notice of exercise within 120 days after the cessation of employment of the Stockholder with the Company. Such notice shall specify the number of shares to be purchased. If and to the extent the Repurchase Option is not so exercised within such 120-day period, the Repurchase Option shall automatically terminate effective upon the expiration of such 120-day period.

            (b) Within 10 days after his receipt of the Company's notice of the exercise of the Repurchase Option pursuant to subsection (a) above, the Stockholder (or his estate) shall tender to the Company at its principal offices, the certificate or certificates representing the Restricted Shares which the Company has elected to purchase, duly endorsed in blank by the Stockholder or with duly executed stock powers attached thereto, all in form suitable for the transfer of such Restricted Shares to the Company or its assignee. Upon the receipt of such Restricted Shares, the Company shall deliver or mail to the Stockholder a check in the amount of the aggregate Option Price there for.

            (c) After the time at which any Restricted Shares are required to be delivered to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Stockholder on account of such Restricted Shares or permit the Stockholder to exercise any of the privileges or rights of a stockholder with respect to such Restricted Shares.

            (d) The Option Price may be payable, at the option of the Company, by cancellation of all or a portion of any outstanding indebtedness of the Stockholder to the Company or in cash (by check), or both.

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            (e) The Company shall not purchase any fraction of a Restricted
Share upon exercise of the Repurchase Option, and any fraction of a Restricted Share resulting from a computation made pursuant to Section 2.1 of this Agreement shall be rounded to the nearest whole Restricted Share (with any one-half Restricted Share being rounded upward).

      2.3 Restrictions on Transfer. The Stockholder shall not, during the term of this Agreement, sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively "transfer"), any of the Restricted Shares, or any interest therein; except that Restricted Shares which are no longer subject to the Repurchase Option may be transferred in compliance with Section 2.4 or 2.5 hereof and subject to the limitations on transfer set forth in Section 2.6 and 2.7 hereof.

      2.4 Company's Rights of First Refusal.

            (a) Exercise of Right: If the Stockholder or any Authorized Transferee (the "Transferor") desires to transfer all or any part of the Restricted Shares as to which the Company's Repurchase Option has expired ("Vested Shares") to any person other than the Company (an "Offeror"), the Transferor shall: (i) obtain in writing an irrevocable and unconditional bona fide offer (the "Offer") for the purchase thereof from the Offeror; and (ii) give written notice (the "Transfer Notice") to the Company setting forth the Stockholder's desire to transfer such shares, which Transfer Notice shall be accompanied by a photocopy of the Offer and shall set forth at least the name and address of the Offeror and the price and terms of the bona fide offer. Upon receipt of the Transfer Notice, the Company shall have a non-assignable option to purchase all (and not less than all) of such shares (the "Option Shares") specified in the Transfer Notice, such option to be exercisable by giving, within 15 days after receipt of the Transfer Notice, a written counter-notice to the Transferor. If the Company elects to repurchase all of such Option Shares, it shall be obligated to purchase, and the Stockholder shall be obligated to sell such Option Shares, at the price and terms indicated in the Offer within 15 days from the date of delivery by the Company of such counter-notice.

            (b) Sale of Option Shares to Offeror: The Transferor may, for 60 days after the expiration of the 15-day and 10-day periods during which the Company and the Investors, pursuant to 2.4(e), may give the counter-notice, sell, pursuant to the terms of the Offer, all of such Option Shares not purchased or agreed to be purchased by the Company; provided, however, that the Transferor shall not sell such Option Shares to the Offeror if the Offeror is a Competitor or Strategic Partner (both terms as hereinafter defined) of the Company and the Company gives written notice to the Transferor, within 15 days of its receipt of the Transfer Notice, stating that the Transferor shall not sell such Option Shares to such Offeror; and provided, further, that prior to the sale of such Option Shares to the Offeror, the Offeror shall execute an agreement with the Company pursuant to which the Offeror agrees to be subject to the restrictions set forth in this Section 2.4. For purposes of this Agreement, a Competitor shall mean a person, company or other
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                                     - 6 -


entity who competes with the Company on a consistent and frequent basis for the same clients and customers in the marketplace, such entities presently including, Computer Sciences Corporation, through its Artemis product line, and Applied Business Technologies, Inc. For purposes of this Agreement only, a Strategic Partner shall mean any person, company or other entity with whom the Company has a significant business relationship, which presently would consist of Planview, Inc. If any or all of such Option Shares are not sold pursuant to an Offer within the time permitted above, the unsold Option Shares shall remain subject to the terms of this Section 2.4.

            (c) Adjustments for Changes in Capital Structure: If there shall be any change in the Common Stock of the Company through recapitalization, stock dividend, stock split, combination or exchange of shares, or the like, the restrictions contained in this Section 2.4 shall apply with equal force to additional and/or substitute securities of the Company, if any, received by the Stockholder in exchange for, or by virtue of his ownership of, Option Shares.

            (d) Trigger Event Defined: For purposes of this Agreement, a "Trigger Event" shall mean a distribution of the Company's Common Stock pursuant to (i) a liquidation, dissolution, winding-up of the Company, (ii) a merger in which the Company is not the surviving entity, sale of assets, consolidation or other disposition of the assets of the Company in which the Company is not the surviving entity, or (iii) upon the first underwritten public offering under the Securities Act or a successor statute by the Company of any of its equity securities (a "Public Offering"), pursuant to a registration statement on Forms S-1 or SB-1 or their then equivalents (a "Trigger Event"). The first refusal rights of the Company set forth herein shall expire after the occurrence of a Trigger Event as specified in Section 4.8.

            (e) Investors' Rights of First Refusal. Should the Company not exercise its rights of first refusal within 15 days as described in this section, the same rights of first refusal shall then apply with equal force to the Investors for a 10-day period under the same terms and limitations described in this Section 2.4. The Investors' rights of first refusal shall likewise automatically expire upon a Trigger Event.

      2.5 Authorized Transferees. Notwithstanding anything to the contrary set forth in Section 2.3 and 2.4. the Stockholder may transfer Vested Shares to the following persons (hereinafter "Authorized Transferees"):

            (i) the Stockholder as the sole trustee of a trust revocable by the Stockholder alone:

            (ii) the Stockholder's executor, administrator, guardian, conservator or other legal representative;
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                                     - 7 -


            (iii) the Stockholder's spouse, or to any of his children or their issue (or to custodians for the benefit of minor children or issue):

provided, that in any such case, the Authorized Transferee agrees in writing to be bound by the provisions of this Agreement.

      2.6 Market "Stand-Off' Agreement. The Stockholder hereby agrees that, during the period of duration (not to exceed one hundred eighty (180) days) specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Securities Act, such Stockholder shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by the Stockholder at any time during such period except shares included in such registration. The market "stand-off" agreement established pursuant to this
Section 2.6 shall have perpetual duration except as provided in the next succeeding sentence. Notwithstanding the preceding sentence, such "stand-off" agreement shall terminate if and only when the Stockholder owns less than 5% of all of the outstanding shares of Common Stock, and the Stockholder ceases to be employed by the Company or ceases to be involved in any active management of or consultation to the Company.

      2.7 Limitations on Transfer. The Stockholder agrees that he will not mortgage, pledge, hypothecate or otherwise encumber his shares of Common Stock, whether Restricted Shares or Vested Shares, without the prior written consent of the holders of at least seventy-five (75%) of the outstanding Shares of Common Stock.

      2.8 Transfers in Violation of Agreement. If any transfer of the Restricted Shares or the Vested Shares (the "Shares") is made or attempted contrary to the provisions of this Agreement, the Company shall have the right to purchase the Restricted Shares or the Vested Shares (the "Shares") from the owner thereof or his transferee at any time before or after the transfer, as herein provided. In the event that the Company elects to exercise its Repurchase Option or the Company or the Investors elect to exercise their respective rights of first refusal hereunder, it may do so by canceling the certificate(s) representing the Shares and depositing the purchase price determined hereunder in a bank account for the benefit of Stockholder, whereupon such Shares shall be, for all purposes, canceled and neither the Stockholder nor any transferee shall have any rights as one of its stockholders with respect to such Shares for any purpose, including, without limitation, dividend and voting rights, until there has been compliance with all applicable provisions of this Agreement. In addition to any other legal or equitable remedies which it may have under this Agreement or otherwise, the Company may enforce its rights by actions for specific performance (to the extent permitted by law).
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                                     - 8 -


      2.9 Vesting of Shares Upon a Trigger Event. At any time during the term hereof, if there shall occur a Trigger Event, then: (i) if the Liquidation Value (as hereafter defined) shall exceed the amount of $1,000,000 (the "Minimum Liquidation Value"), then the Company's Repurchase Option shall immediately expire with respect to 5,051.6 Restricted Shares (2% of one half of the initial total of Restricted Shares purchased hereunder) per million dollars (prorated for any portion thereof) of Liquidation Value obtained from the Trigger Event; or (ii) if the Liquidation Value is less than $1,000,000, then 252,580 shares of Restricted Shares shall not become Vested Shares hereunder (in addition to any portion of the remaining Restricted Shares which may not become Vested Shares hereunder if the Stockholder leaves the employ of the Company under certain circumstances as set forth in subsection 2.2 hereof). For purposes hereof, Liquidation Value shall mean the value assigned to the Company as a whole or paid therefor determined by (a) its assessed value in a court-ordered or voluntary liquidation of the Company's assets, (b) the aggregate purchase price paid for all of the assets or shares pursuant to any purchase and sale or merger agreement for the assets or stock of the Company as a going concern, or (c) with respect to a Public Offering, the dollar value per share taken at the mid-point of the filing range and multiplied by the number of shares outstanding on a fully diluted basis. Restricted Shares that remain unvested upon the occurrence of a Trigger Event at a particular liquidation value, will be automatically repurchased by the Company at the Purchase Price with such sum immediately due and payable to the Stockholders in the respective amount representing the shares of Common Stock not vested.

      2.10 Dilution.

      (a) Stock Option Plan. It is the intent of all parties to this Agreement to establish a stock option plan for employees, officers, directors and consultants of the Company (the "Stock Option Plan"). The Stock Option Plan would initially allow an additional fifteen percent (15%) of the outstanding shares of Common Stock of the Company to be available through options. The Company, the Stockholder and the Investors hereby agree that the shares sold pursuant to this Agreement and all shares previously and now held by the Investors shall be subject to future dilution on a pro rata basis, including, but not limited to those shares granted through options pursuant to the Stock Option Plan.

      (b) Debt Agreements. The Investors hereby agree not to enter into at any time from the date hereof until the termination of this Agreement, any agreements with any third party whereby the Investors' existing credit extensions to the Company are converted into equity securities of the Company without the written consent of each of the Stockholders.

      2.11 Expiration of Repurchase Rights. Notwithstanding the provisions of this Agreement relating to the automatic expiration of the Repurchase Rights upon a Trigger Event, the rights of both the Company and the Investors to repurchase shares pursuant to
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                                     - 9 -


this Agreement shall expire and otherwise be of no effect upon the lapse often
(10) years from the date hereof.

ARTICLE 3 - VOTING AGREEMENT

      3.1. Corporate Action. Except as expressly provided herein or as required by law, so long as any shares of Common Stock remain outstanding, the Company shall not, and shall not permit any subsidiary to, nor shall either Stockholder vote in favor of, without the approval by vote or written consent of the
Investors:

            (i) authorize or issue, or obligate itself to authorize or issue, any other equity security senior to or on a parity with the Common Stock or create any other class of stock, as to rights in liquidation, voting rights, dividend rights or otherwise, or issue additional shares of Common Stock in an amount in excess of 250,000 shares, other than shares issuable upon exercise of options granted under the Company's Stock Option Plan;

            (ii) merge or consolidate with, or sell, assign, lease or otherwise dispose of or voluntarily part with the control of (whether in one transaction or in a series of transactions) all, or substantially all, of its assets (whether now owned or hereinafter acquired) or sell, assign or otherwise dispose of (whether in one transaction or in a series of transactions) any of its accounts receivable (whether now in existence or hereinafter created) at a discount or with recourse, to any person, or permit any subsidiary to do any of the foregoing, except for sales or other dispositions of assets in the ordinary course of business and except that (1) any subsidiary may merge into or consolidate with or transfer assets to any other subsidiary and (2) any subsidiary may merge into or transfer assets to the Company;

            (iii) authorize an initial underwritten public offering by the
                  Company under the Securities Act of any of its equity securities for its own account pursuant to an offering registered on Form S-1 or Form SB-1 or their then equivalents;

            (iv)  elect directors;

            (v) increase compensation of either Stockholder by an amount in excess of 20% of the amount paid in the then current fiscal year; or

            (vi)  amend the Certificate of Incorporation or By-laws.
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ARTICLE 4 -- MISCELLANEOUS

      4.1 Adjustments for Stock Splits, Stock Dividends, etc. If from time to time during the term of the Purchase Option there is any stock split-up, stock dividend, stock distribution or other reclassification of the Common Stock of the Company, any and all new, substituted or additional securities to which the Stockholder is entitled by reason of his or her ownership of the Restricted Shares shall be immediately subject to the Purchase Option, the restrictions on transfer and the other provisions of this Agreement in the same manner and to the same extent as the Restricted Shares, and the Option Price shall be appropriately adjusted.

      4.2 Withholding Taxes.

            (a) The Stockholder acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Stockholder any federal, state or local taxes of any kind required by law to be withheld with respect to the purchase of the Restricted Shares by the Stockholder.

            (b) The Stockholder hereby agrees to make a timely election under
Section 83(b) of the Internal Revenue Code of 1986, as amended, and to recognize ordinary income in the year of acquisition of the Restricted Shares, the Company will require at the time of such election an additional payment for withholding tax purposes based on the difference, if any, between the purchase price for such Restricted Shares and the fair market value of such Restricted Shares as of the date of the purchase of such Restricted Shares by the Stockholder.

      4.3 No Obligation to Continue Employment. Nothing contained in this Agreement shall be construed as giving the Stockholder any further employment rights not any right to continue his employment with the Company.

      4.4 Waiver; Disposition of Stock. From time to time the Company or the Investor may waive their respective rights hereunder either generally or with respect to one or more specific transfers which have been proposed, attempted or made. All action to be taken by the Company hereunder shall be taken by vote of a majority of its disinterested members of the Company's Board of Directors then in office. Any Restricted Shares which the Company has elected to purchase hereunder may be disposed of by the Company's Board of Directors in such manner as it deems appropriate, with or without further restrictions upon the transfer thereof.

      4.5 Restrictive Legends. All certificates representing Restricted Shares shall have affixed thereto legends in substantially the following form:
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                                     - 11 -


            "The shares of stock represented by this certificate are subject to restrictions on transfer and an option to purchase set forth in a certain Restricted Stock and Voting Agreement among the corporation and the registered owner of this certificate (or his predecessor in interest and certain other stockholders of the corporation) and other Investors in the corporation, and such Agreement is available for inspection without charge at the office of the Secretary of the corporation."

            "The shares represented by this certificate have not been registered under the Securities Act, as amended, and may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement under such Securities Act or an opinion of counsel satisfactory to the corporation to the effect that such registration is not required."

      4.6 Successors and Assigns; Assignment. This Agreement shall be binding upon the parties hereto and their heirs, representatives, successors and assigns. The Company may assign its rights hereunder either generally or from time to time.

      4.7 Notices. All notices to a party hereto shall be in writing and shall be deemed to have been adequately given if delivered in person or mailed, postage pre-paid and registered or certified mail:

      If to the Company:

            Work Management Solutions, Inc.
            119 Beach Street
            Boston, Massachusetts 02111-2520
            Attention: President

      If to the Investors, both to:

            LRF Investments, Inc.
            60 Wells Avenue
            Newton, Massachusetts 02159

      If to Stockholder:

            Stephen M. Grange
            c/o Work Management Solutions, Inc.
            119 Beach Street
            Boston, Massachusetts 02111-2520
or to such other address as any party may from time to time designate for itself by notice in writing given to the other parties hereto.

      4.8 Term and Termination. This Agreement shall terminate upon the happening of a Trigger Event in which the Minimum Liquidation Value has been achieved, provided, however, that the Company shall have 60 days after the occurrence of such Trigger Event to exercise its Repurchase Option as to any then Unvested Restricted Shares. If such a Trigger Event fails to occur during the period of ten years from the date hereof and the Stockholder continues at such time to serve as an employee or director of the Company, then the Company shall have no further right to exercise its Repurchase Option with respect to any non-vested Restricted Shares on the tenth anniversary of the date hereof, and thereafter, this Agreement shall automatically terminate, unless otherwise amended by all the parties hereto, and all of the Restricted Shares shall automatically vest and become Vested Shares and this Agreement shall no longer be of any force and effect. This Agreement (other than the provisions of Section
2.6 and Article 3 hereof) shall otherwise remain in effect until all the Restricted Shares covered by the Repurchase Option have been disposed of pursuant to this Agreement and the Company and the Investors' rights of first refusal with respect to the Restricted Shares have also expired pursuant to the terms of Section 2.1, 2.2, 2.3 and 2.4 above. The provisions of Article 3 shall terminate on the earliest to occur of the following: (a) immediately prior to the Public Offering by the Company, or (b) immediately prior to the consummation of the sale of all, or substantially all, of the Company's assets or capital stock or a merger, consolidation, reorganization or other business combination. The provisions of Section 2.6 shall have perpetual duration except as otherwise specifically provided in Section 2.6.

      4.9 Amendments. This Agreement nor any provision hereof may be amended, changed, discharged or modified in whole or in part only by an instrument in writing signed by the Company, the Investor and the Stockholder except as otherwise specifically provided in Section 2.6.

      4.10 Entire Agreement. This Agreement constitutes the entire agreement between the parties, and all premises, representations, understandings, warranties and agreements with reference to the subject matter hereof have been expressed herein or in the documents incorporated herein by reference.

      4.11 Applicable Law; Severability. This Agreement shall be governed by and construed and enforced in accordance with Massachusetts law. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision hereof shall be prohibited by or invalid under any such law, that provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or nullifying the remainder of that provision or any other provisions of this Agreement.

      4.12 Injunctive Relief. It is acknowledged that it will be impossible to measure the damages that would be suffered by the Investors and the Company if the Stockholder fails to comply with the provisions of this Agreement and that in the event of any such failure, the Investors and the Company will not have an adequate remedy at law, and they shall therefore be entitled to obtain specific performance of the Stockholder's obligations hereunder and to obtain immediate injunctive relief.

      4.13 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed in original but all of which together shall constitute one and the same instrument.

      4.14 Effect of Headings. Any table of contents, title of any article or section heading herein contained is for convenience or reference only and shall not affect the meaning of construction of any of the provisions hereof.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the Stockholder has hereunto set his hand and the Company has authorized this instrument to be signed by its officers thereunder duly authorized, effective as an instrument under seal.

THE COMPANY:                        WORK MANAGEMENT SOLUTIONS,
                                    INC.

                                    By: /s/ John J. Lucas
                                       -----------------------------------------
                                       Name: JOHN J. LUCAS
                                       Title: PRESIDENT/CEO


THE INVESTORS:                      LRF INVESTMENTS, INC.

                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    ECHO SERVICES, INC.

                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


THE STOCKHOLDER:                    /s/ Stephen M. Grange
                                    --------------------------------------------
                                    Stephen M. Grange

                                    Address: c/o Work Management Solutions, Inc.
                                             -----------------------------------
                                             119 Beach Street
                                             -----------------------------------
                                             Boston, MA 02111

      IN WITNESS WHEREOF, the Stockholder has hereunto set his hand and the Company has authorized this instrument to be signed by its officers thereunder duly authorized, effective as an instrument under seal.

THE COMPANY:                        WORK MANAGEMENT SOLUTIONS,
                                    INC.

                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


THE INVESTORS:                      LRF INVESTMENTS, INC.

                                    By: /s/ [ILLEGIBLE]
                                       -----------------------------------------
                                       Name:
                                       Title: PRESIDENT


                                    ECHO SERVICES, INC.

                                    By: /s/ [ILLEGIBLE]
                                       -----------------------------------------
                                       Name:
                                       Title:


THE STOCKHOLDER:
                                    --------------------------------------------
                                    Stephen M. Grange

                                    Address:
                                             -----------------------------------

                                             -----------------------------------